UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Annual Report

August 31, 2009

MXN

Minnesota Municipal
Income Fund II

Minnesota Municipal Income Fund II

Primary Investments

First American Minnesota Municipal Income Fund II (the "fund") invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as "high yield" securities or "junk bonds") or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

Fund Objective

The fund is a nondiversified, closed-end management investment company. The investment objective of the fund is to provide current income exempt from both regular federal income tax and regular Minnesota personal income tax. The fund's income may be subject to federal and/or Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

Table of Contents

1	Explanation of Financial Statements

2	Fund Overview

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

Minnesota Municipal Income Fund II 2009 Annual Report

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2009

*The Lipper Other States Municipal Debt Funds category median is calculated using the returns of all closed-end exchange traded funds in this category for each period disclosed. Lipper returns assume reinvestment of dividends.

**The Barclays Capital Long Municipal Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended August 31, 2009, were 15.43%, 5.28%, and 4.55%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Minnesota Municipal Income Fund II 2009 Annual Report

Fund Management

Douglas J. White, CFA

is primarily responsible for the management of the fund. He has 26 years of financial experience.

Christopher L. Drahn

assists with the management of the fund. He has 29 years of financial experience.

First American Minnesota Municipal Income Fund II posted a total return of 2.76% based on NAV for the fiscal year ended August 31, 2009. The fund's market price return was 15.43% during the year. The fund's competitive group, the Lipper Other States Municipal Debt Funds, produced a median return of 4.85% during the year. The Barclays Capital Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 3.34%.

The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns off its oversold condition at year end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset by balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After calendar year end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by the end of 2008. Some opportunistic crossover buying and steady retail demand (with heavy mutual fund inflows) have all

Portfolio Allocation

As a percentage of total investments on August 31, 2009

Healthcare Revenue	23%
Housing Revenue	15%
Prerefunded Issues*	10%
Lease Revenue	11%
General Obligations	11%
Utility Revenue	9%
Education Revenue	8%
Transportation Revenue	5%
Economic Development Revenue	3%
Authority Revenue	2%
Recreation Authority Revenue	1%
Tax Revenue	1%
Short-Term Investments	1%
100%

*Within the Schedule of Investments, prerefunded issues are classified under their applicable industries.

Minnesota Municipal Income Fund II 2009 Annual Report

Fund OVERVIEW

helped spark a reversal so far in 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities which issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed, although – not surprisingly in this environment – still remain wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

In a near replay of the previous reporting period, the first half of the fund's year was a difficult one as lower-quality positions that had benefited performance in previous periods generally had negative impacts, dragging down the fund's performance early in the fiscal year. A steepening municipal yield curve and widening spreads between AAA-rated and lower-rated bonds caused the fund's positions in longer maturities, nonrated bonds, and nursing home, retirement care and leasing issues to drag down performance. Positions in intermediate maturities, higher-quality AA- and AAA-rated bonds, and housing bonds performed comparatively well. The fund's relative performance improved markedly during the first half of 2009, when credit spreads – and the performance of lower-rated securities – began to show signs of stabilizing. However, this improvement was insufficient to offset the negatives noted above and their impact on the full year's performance.

Bond Credit Quality Breakdown*

As a percentage of long-term investments on August 31, 2009

AAA	17%
AA	24%
A	21%
BBB	18%
BB	2%
Nonrated	18%
100%

*Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security the lowest rating is used, unless ratings are provided by all three agencies, in which case the middle rating is used.

Minnesota Municipal Income Fund II 2009 Annual Report

The trend of credit-spread narrowing that began in early 2009 appears to reflect a receding of municipal market participants' credit concerns. The fact that the U. S. economy has recently shown signs of stabilization – and even modest recovery – legitimizes this view, to an extent. However, municipal finances tend to lag the corporate sector of the economy and many states' budgets, including Minnesota's, remain under considerable stress. As such, it is imperative that our research staff remain committed to monitoring the credit quality of the portfolio's holdings and that we continue to actively manage the portfolio's risk.

We once again wish to express our appreciation for your ongoing investment in the fund. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

Douglas J. White, CFA
Head of Tax Exempt Fixed Income
FAF Advisors, Inc.

Christopher L. Drahn
Senior Fixed-Income Portfolio Manager
FAF Advisors, Inc.

Minnesota Municipal Income Fund II 2009 Annual Report

Fund OVERVIEW

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Normally, the dividend rates on the preferred shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy preferred shares and holders of preferred shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund's preferred shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the preferred shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate could be higher than the dividend rate that would have been set had the auction been successful. In addition, as occurred for a period of time after the fund's fiscal year end, the maximum applicable rate could be higher than the fund's investment yield. Higher maximum applicable rates increase the fund's cost of leverage and reduce the fund's common share earnings.

Minnesota Municipal Income Fund II 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE (I)
(Percentages of each investment category relate to total net assets applicable to outstanding common shares)
Municipal Long-Term Investments — 163.3%
Economic Development Revenue — 4.2%
Minneapolis Development, Limited Tax Supported Common Bond, Series 2A (AMT), 5.13%, 6/1/22	$500,000	$473,285
Minnesota Agriculture & Economic Development Board, Small Business Program A — Lot 1 (AMT), 5.55%, 8/1/16	400,000	357,156
		830,441
Education Revenue — 13.6%
Baytown Township, St. Croix Preparatory Academy Project, Series A, 7.00%, 8/1/38	350,000	298,693
Higher Education Facilities, Augsburg College, Series 6J1, 5.00%, 5/1/28	200,000	194,314
Higher Education Facilities, Bethel University, Series 6R, 5.50%, 5/1/24	500,000	471,145
Higher Education Facilities, College of Art & Design, Series 6K, 5.00%, 5/1/26	400,000	396,404
Higher Education Facilities, St. Catherine's College, Series 5N1, 5.38%, 10/1/32	1,000,000	870,690
Higher Education Facilities, University of St. Thomas, Series 6X, 5.25%, 4/1/39	300,000	306,360
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series A, 5.00%, 12/1/36	200,000	135,942
		2,673,548
General Obligations — 18.7%
Crow Wing County Jail, Series B (NATL), 5.00%, 2/1/21	550,000	584,936
Duluth Independent School District Number 709, Series A (FSA) (MSDCEP), 4.25%, 2/1/23	500,000	519,245
Hennepin County, Series D, 5.00%, 12/1/25	1,000,000	1,083,340
Minnesota State, Series A, 5.00%, 6/1/18	1,000,000	1,171,680
Puerto Rico Commonwealth, Series A, 5.00%, 7/1/28	350,000	315,179
		3,674,380
Healthcare Revenue — 46.9%
Bemidji Health Care Facilities, North Country Health Services (RAAI), 5.00%, 9/1/31	1,000,000	877,620
Columbia Heights Multifamily & Health Care Facilities, Crest View Corp Projects, Series A, 5.70%, 7/1/42	350,000	250,274
Cuyuna Range Hospital District, Health Facilities, 5.00%, 6/1/29	350,000	251,762
5.50%, 6/1/35	400,000	283,888
Duluth Economic Development Authority, Health Care Facilities, Benedictine Health System-St. Mary's Hospital (Prerefunded 2/15/14 @ 100), 5.25%, 2/15/33 (A)	1,000,000	1,139,150
Glencoe Health Care Facilities, Glencoe Regional Health Services Project (Prerefunded 4/1/11 @ 101), 7.50%, 4/1/31 (A)	400,000	444,740
Golden Valley Covenant Retirement Communities, Series A, 5.50%, 12/1/25	600,000	533,652
Marshall Health Care Facility, Weiner Medical Center Project, Series A, 5.35%, 11/1/17	350,000	351,918
Minneapolis Health Care Systems, Fairview Health Services, Series A, 6.63%, 11/15/28	750,000	824,445
Minneapolis-St. Paul Housing & Redevelopment Authority, Healthpartners Project, 5.88%, 12/1/29	750,000	708,000
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, 6.38%, 11/15/29	25,000	25,343
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C, 6.20%, 12/1/22	400,000	339,512
Moorhead Economic Development Authority, Housing Development Eventide Project, Series A, 5.15%, 6/1/29	300,000	213,912
New Hope Housing & Health Care Facility, Masonic Home North Ridge, 5.75%, 3/1/15	400,000	381,908
Prior Lake Senior Housing, Sheperd's Path Senior Housing, Series B, 5.70%, 8/1/36	200,000	155,576
Shakopee Health Care Facilities, St. Francis Regional Medical Center, 5.10%, 9/1/25	500,000	458,460
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series B (Prerefunded 7/1/14 @ 100), 5.25%, 7/1/30 (A)	250,000	284,405
St. Paul Housing & Redevelopment Authority, HealthEast Project, 6.00%, 11/15/30	200,000	165,614
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, 5.63%, 10/1/33	490,801	353,411
St. Paul Housing & Redevelopment Authority, Regions Hospital, 5.25%, 5/15/18	500,000	495,830
5.30%, 5/15/28	170,000	152,315
St. Paul Port Authority, HealthEast Midway Campus, Series A, 5.75%, 5/1/25	600,000	521,532
		9,213,267
Housing Revenue — 27.0%
Minneapolis Housing, Keeler Apartments Project, Series A, 5.00%, 10/1/37	300,000	205,350
Minneapolis Multifamily Housing, Seward Towers Project (GNMA), 5.00%, 5/20/36	1,190,000	1,176,077

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE (I)
Minneapolis-St. Paul Housing Finance Board Single Family Mortgage, Mortgage-Backed City Living, Series A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	$185,706	$178,781
Minnesota Housing Finance Authority, Residential Housing (AMT), 4.70%, 7/1/27 Series D	1,000,000	931,700
5.40%, 7/1/30 Series F	290,000	290,078
Moorhead Senior Housing, Sheyenne Crossing Project, 5.65%, 4/1/41	330,000	234,624
Southeastern Multi-County Housing & Redevelopment Authority, Goodhue County Apartments, Series A (Prerefunded 1/1/10 @ 100), 6.75%, 1/1/31 (A)	320,000	326,352
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series A, 5.25%, 10/1/42	250,000	169,310
St. Paul Multifamily Housing, Selby Grotto Housing Project (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	660,410
Washington County Housing & Redevelopment Authority, Woodland Park Apartments, 4.70%, 10/1/26	1,000,000	995,550
Worthington Housing Authority, Meadows Worthington Project, Series A, 5.38%, 5/1/37	200,000	136,004
		5,304,236
Leasing Revenue — 24.2%
Andover Economic Development Authority, Public Facility, Community Center (Crossover Refunded 2/1/14 @ 100), 5.13%, 2/1/24 ^	295,000	327,615
5.13%, 2/1/24 ^	205,000	227,665
Hopkins Housing & Redevelopment Authority, Public Facility, Public Works & Fire Station, Series A (NATL) (Prerefunded 2/1/13 @ 100), 5.00%, 2/1/23 (A)	1,000,000	1,120,250
Otter Tail County Housing & Redevelopment Authority, Building Lease, Series A, 5.00%, 2/1/19	525,000	532,413
Ramsey County Public Improvement, Series A, 4.75%, 1/1/24	1,000,000	1,014,720
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, 5.00%, 12/1/32	100,000	99,856
St. Paul Port Authority, Office Building Facility, Robert Street, 5.25%, 12/1/27	1,000,000	1,031,830
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, 5.13%, 2/1/24	400,000	400,280
		4,754,629
Miscellaneous Revenue — 2.6%
Seaway Port Authority of Duluth, Cargill Income Project, 4.20%, 5/1/13	500,000	513,835
Recreation Authority Revenue — 1.8%
Moorhead Golf Course, Series B, 5.88%, 12/1/21	400,000	346,140
Tax Revenue — 1.2%
Minneapolis Tax Increment, St. Anthony Falls Project, 5.65%, 2/1/27	150,000	101,079
5.75%, 2/1/27	200,000	136,456
		237,535
Transportation Revenue — 8.2%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, 5.00%, 1/1/19 (AMBAC)	750,000	802,140
5.00%, 1/1/19 (NATL)	750,000	795,503
		1,597,643
Utility Revenue — 14.9%
Buffalo Capital Appreciation Water & Sewer, Series B, Zero Coupon Bond (MSCP), 3.76%, 10/1/20 ±	1,800,000	1,180,836
Chaska Electric, Series A, 5.00%, 10/1/30	500,000	503,630
6.10%, 10/1/30	10,000	10,115
Northern Municipal Power Agency, Series A (AGTY), 5.00%, 1/1/18	400,000	443,024
5.00%, 1/1/20	250,000	270,132
Puerto Rico Electric Power Authority, Series VV (NATL), 5.25%, 7/1/29	500,000	506,130
		2,913,867
Total Municipal Long-Term Investments (Cost: $32,966,975)		32,059,521

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Annual Report

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	SHARES	FAIR VALUE (I)
Short-Term Investment — 0.9%
Federated Minnesota Municipal Cash Trust, 0.24% x (Cost: $181,904)	181,904	$181,904
Total Investments ▲ — 164.2% (Cost: $33,148,879)		32,241,425
Preferred Shares at Liquidation Value — (66.2)%		(13,000,000)
Other Assets and Liabilities, Net — 2.0%		396,471
Total Net Assets — 100.0%		$19,637,896

(I)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(A)  Prerefunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

^  Crossover Refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

±  Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of August 31, 2009.

x  The rate quoted is the annualized seven-day yield of the investment at period end.

▲  On August 31, 2009, the cost of investments for federal income tax purposes was $33,156,613. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,024,343
Gross unrealized depreciation	(1,939,531)
Net unrealized depreciation	$(915,188)

AGTY–Assured Guaranty

AMBAC–American Municipal Bond Assurance Corporation

AMT–Alternative Minimum Tax. As of August 31, 2009, the aggregate fair value of securities subject to the AMT was $2,891,410, which represents 14.7% of total net assets applicable to common shares.

FHA–Federal Housing Administration

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

FSA–Financial Security Assurance

GNMA–Government National Mortgage Association

MSCP–Minnesota State Credit Program

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

RAAI–Radian Asset Assurance Inc.

Minnesota Municipal Income Fund II 2009 Annual Report

Statement of ASSETS AND LIABILITIES August 31, 2009

Assets:
Unaffiliated investments, at fair value (Cost: $33,148,879) (note 2)	$32,241,425
Receivable for accrued interest	427,922
Prepaid expenses and other assets	11,529
Total assets	32,680,876
Liabilities:
Payable for preferred share distributions (note 3)	173
Payable for investment advisory fees (note 5)	9,606
Payable for administrative fees (note 5)	5,489
Payable for postage and printing fees	1,253
Payable for professional fees	19,926
Payable for transfer agent fees	3,859
Payable for other expenses	2,674
Total liabilities	42,980
Preferred shares, at liquidation value (note 3)	13,000,000
Net assets applicable to outstanding common shares	$19,637,896
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	100,990
Accumulated net realized loss on investments and futures contracts	(354,614)
Net unrealized depreciation of investments	(907,454)
Net assets applicable to outstanding common shares	$19,637,896
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$19,637,896
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$13.34
Market price per share	$14.13
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Annual Report

Statement of OPERATIONS For the year ended August 31, 2009

Investment Income:
Interest from unaffiliated investments	$1,684,215
Dividends from unaffiliated money market fund	5,452
Total investment income	1,689,667
Expenses (note 5):
Investment advisory fees	108,787
Administrative fees	56,859
Auction agent fees	32,989
Custodian fees	1,567
Professional fees	43,748
Postage and printing fees	20,338
Transfer agent fees	23,302
Listing fees	14,987
Directors' fees	29,102
Insurance fees	11,586
Pricing fees	9,987
Other expenses	24,636
Total expenses	377,888
Net investment income	1,311,779
Net realized and unrealized losses on investments and futures contracts (notes 2 and 4):
Net realized loss on:
Investments	(266,820)
Futures contracts	(4,933)
Net change in unrealized appreciation or depreciation of investments	(394,887)
Net loss on investments and futures contracts	(666,640)
Distributions to preferred shareholders (note 2):
From net investment income	(219,618)
Net increase in net assets applicable to common shares resulting from operations	$425,521

Minnesota Municipal Income Fund II 2009 Annual Report

Statements of CHANGES IN NET ASSETS

	Year Ended 8/31/09	Year Ended 8/31/08
Operations:
Net investment income	$1,311,779	$1,341,570
Net realized gain (loss) on:
Investments	(266,820)	18,065
Futures contracts	(4,933)	(11,099)
Net change in unrealized appreciation or depreciation of investments	(394,887)	(550,570)
Distributions to preferred shareholders (note 2):
From net investment income	(219,618)	(366,396)
From net realized gain on investments	—	(72,361)
Net increase in net assets applicable to common shares resulting from operations	425,521	359,209
Distributions to common shareholders (note 2):
From net investment income	(1,078,611)	(949,766)
From net realized gain on investments	—	(116,711)
Total distributions	(1,078,611)	(1,066,477)
Total decrease in net assets applicable to common shares	(653,090)	(707,268)
Net assets applicable to common shares at beginning of year	20,290,986	20,998,254
Net assets applicable to common shares at end of year	$19,637,896	$20,290,986
Undistributed net investment income	$100,990	$87,440

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Annual Report

FINANCIAL HIGHLIGHTS

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,				Seven-Month Fiscal Period Ended		Year Ended January 31,
	2009	2008	2007	2006	8/31/05		2005
Per-Share Data
Net asset value, common shares, beginning of period	$13.78	$14.26	$15.06	$15.41	$15.19		$14.70
Operations:
Net investment income	0.89	0.91	0.93	0.93	0.53		0.94
Net realized and unrealized gains (losses) on investments and futures contracts	(0.45)	(0.37)	(0.79)	(0.29)	0.25		0.47
Distributions to preferred shareholders:
From net investment income	(0.15)	(0.25)	(0.30)	(0.25)	(0.10)		(0.09)
From net realized gain on investments	—	(0.05)	(0.01)	(0.01)	—		—
Total from operations	0.29	0.24	(0.17)	0.38	0.68		1.32
Distributions to common shareholders:
From net investment income	(0.73)	(0.64)	(0.62)	(0.69)	(0.46)		(0.79)
From net realized gain on investments	—	(0.08)	(0.01)	(0.04)	—		(0.04)
Total distributions to common shareholders	(0.73)	(0.72)	(0.63)	(0.73)	(0.46)		(0.83)
Net asset value, common shares, end of period	$13.34	$13.78	$14.26	$15.06	$15.41		$15.19
Market value, common shares, end of period	$14.13	$13.00	$13.25	$14.24	$15.06		$14.39
Selected Information
Total return, common shares, net asset value [1]	2.76%	1.74%	(1.22)%	2.65%	4.57	% [5]	9.36%
Total return, common shares, market value [2]	15.43%	3.64%	(2.73)%	(0.35)%	8.00	% [5]	4.66%
Net assets applicable to common shares at end of period (in millions)	$20	$20	$21	$22	$23		$22
Ratio of expenses to average weekly net assets applicable to common shares before fee waivers [3]	2.09%	1.98%	1.85%	1.70%	1.67	% [6]	1.61%
Ratio of expenses to average weekly net assets applicable to common shares after fee waivers [3]	2.09%	1.90%	1.77%	1.62%	1.59	% [6]	1.53%
Ratio of net investment income to average weekly net assets applicable to common shares before fee waivers [3]	7.25%	6.46%	6.12%	6.13%	5.95	% [6]	6.31%
Ratio of net investment income to average weekly net assets applicable to common shares after fee waivers [3]	7.25%	6.54%	6.20%	6.21%	6.03	% [6]	6.39%
Portfolio turnover rate	17%	22%	24%	18%	7%		13%
Net assets applicable to preferred shares, end of period (in millions)	$13	$13	$13	$13	$13		$13
Asset coverage per preferred share (in thousands) [4]	$63	$64	$65	$68	$69		$68
Liquidation preference and market value per preferred share (in thousands)	$25	$25	$25	$25	$25		$25

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

4  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

5  Total return has not been annualized.

6  Annualized.

Minnesota Municipal Income Fund II 2009 Annual Report

Notes to FINANCIAL STATEMENTS

(1) Organization
   Minnesota Municipal Income Fund II, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the American Stock Exchange under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) Summary of Significant Accounting Policies
   Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be

Minnesota Municipal Income Fund II 2009 Annual Report

valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2009, the fund held no internally fair valued securities.

The fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("FAS 157"), and FASB Staff Position 157-4 ("FSP 157-4"). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires the fund to classify its securities based on valuation method, using the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management's fair value procedures established by the fund's board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2009, the fund's investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments in Securities
Municipal Long-Term Investments	$—	$32,059,521	$—	$32,059,521
Short-Term Investments	181,904	—	—	181,904
Total Investments	$181,904	$32,059,521	$—	$32,241,425

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional

Minnesota Municipal Income Fund II 2009 Annual Report

Notes to FINANCIAL STATEMENTS

common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2009, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period in which the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008, were as follows:

	8/31/09	8/31/08
Distributions paid from:
Tax exempt income	$1,297,474	$1,311,021
Ordinary income	7,202	15,062
Long-term capital gains(loss)	—	179,566
	$1,304,676	$1,505,649

At August 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$86
Undistributed tax-exempt income	104,677
Accumulated capital and post October loss	(346,880)
Unrealized depreciation	(915,188)
Other accumulated loss	(3,773)
Accumulated deficit	$(1,161,078)

As of August 31, 2009 the fund had a capital loss carryforward of $127,710 which if not offset by subsequent capital gains, will expire on August 31, 2017.

The fund incurred losses of $219,170 for the period from November 1, 2008 to August 31, 2009. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ended August 31, 2010.

Minnesota Municipal Income Fund II 2009 Annual Report

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state's discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities ("FAS 133"). FAS 161 provides enhanced disclosures about the fund's use of and accounting for derivative instruments and the effect of derivative instruments on the fund's results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund's derivatives are not considered to be hedging instruments under FAS 133. Currently the fund does not trade in derivatives in a significant way.

As of August 31, 2009, the fund held no derivative instruments.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

	Futures	Total
Interest Rate Futures Contracts	$(4,933)	$(4,933)

Minnesota Municipal Income Fund II 2009 Annual Report

Notes to FINANCIAL STATEMENTS

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange in which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. During the fiscal year, the fund held interest rate futures contracts. The gains or losses recognized on these interest rate futures contracts are disclosed in the fund's Statement of Operations. For the fiscal year ended August 31, 2009, the quarterly average gross notional amounts for long and short futures contracts for the fund was $0. As of August 31, 2009, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2009 the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2009, the fund had no dollar roll transactions.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and

Minnesota Municipal Income Fund II 2009 Annual Report

losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore to the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. As of and for the year ended August 31, 2009, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2009, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2009, through October 23, 2009, the date of issuance of the fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund's financial statements.

(3) Auction
Preferred
Shares
   As of August 31, 2009, the fund had 520 auction preferred shares ("AP shares") with a liquidation preference of $25,000 per share. The dividend rate on the AP shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the "Auction Agent").

Normally, the dividend rates on the AP shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP shares and holders of AP shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund's AP shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The

Minnesota Municipal Income Fund II 2009 Annual Report

Notes to FINANCIAL STATEMENTS

maximum applicable rate on the AP shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund's cost of leverage and reduces the fund's common share earnings. On August 31, 2009, the maximum applicable rate was 0.91%.

In the event of a failed auction, holders of AP shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

(4) Investment
Security
Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2009, aggregated $5,217,422 and $5,189,577, respectively.

(5) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Minnesota Municipal Income Fund II 2009 Annual Report

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2009, custodian fees were increased by $14 as a result of overdrafts and were not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2009, legal fees and expenses of $4,944 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Minnesota Municipal Income Fund II 2009 Annual Report

Report of Independent Registered PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
First American Minnesota Municipal Income Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), including the schedule of investments, as of August 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First American Minnesota Municipal Income Fund II, Inc., at August 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 23, 2009

Minnesota Municipal Income Fund II 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you will be automatically enrolled in the fund's Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan administrator.

Shareholders may elect not to participate in the plan and to receive all dividends in cash by sending written instructions to Computershare at the address set forth below or by calling Computershare at 800.426.5523. Participation in the plan may be terminated or resumed at any time without penalty by contacting Computershare before the dividend record date; otherwise, the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Eligibility/Participation

In the event you opt out of the plan, you may resume participation in the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may re-join the plan directly and have your distributions reinvested in additional shares of the fund. To re-enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may resume participation.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Whenever the fund declares a dividend or other capital gain distribution payable in cash, nonparticipants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. Computershare will buy shares of the fund on the American Stock Exchange or elsewhere on the open market (open-market purchases), beginning on the payment date.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined purchase order. Each participant will pay a pro rata share of brokerage commissions incurred in connection with the open-market purchases. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records.

Minnesota Municipal Income Fund II 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the Plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. The fund will give you at least 30 days advance written notice if it makes a material amendment to or terminates the Plan.

Any questions about the Plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI, 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates income from tax-exempt securities as 99.45%)

Payable Date	Amount
September 24, 2008	$0.0600
October 22, 2008	0.0600
November 26, 2008	0.0550
December 17, 2008	0.0550
January 12, 2009	0.0550
February 18, 2009	0.0550
March 25, 2009	0.0600
April 22, 2009	0.0600
May 20, 2009	0.0625
June 24, 2009	0.0675
July 22, 2009	0.0700
August 26, 2009	0.0725
Total	$0.7325

Minnesota Municipal Income Fund II 2009 Annual Report

Preferred Share Income Distributions
(the fund designates income from tax-exempt securities, 99.45% qualifying as exempt-interest dividends)

Payable Date	Amount
Total class "F"	$424.72

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2009 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 83.55%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission's website at www.sec.gov. A description of the fund's policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Form N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 5-7, 2009, the Board considered information relating to the Fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request

Minnesota Municipal Income Fund II 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors' services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to the Fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's sub-administrator, transfer agent, auction agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the Fund on a gross-of-expenses basis, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index. All periods considered by the Board ended February 28, 2009, unless otherwise noted.

The Board noted that the Fund outperformed its benchmark index for the one-, three- and five-year periods. The Board also noted that the Fund performed competitively against its performance

Minnesota Municipal Income Fund II 2009 Annual Report

universe median for the five-year period, though it underperformed its performance universe median for the one- and three-year periods. The Board considered FAF Advisors' assertion that the Fund was adversely affected by overweight positions in the healthcare sector, BBB and non-rated bonds, and longer maturity bonds in 2008. The Board considered FAF Advisors' belief that these overweight positions will benefit Fund performance going forward. The Board noted that the Fund's performance has begun to improve and that the Fund was in the 12th percentile of its performance universe for the quarter ended March 31, 2009. In light of the foregoing, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded that it will closely monitor the performance of this Fund.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Fund. The Board compared fee and expense information for the Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors' institutional separate accounts are generally lower than the management fees charged by FAF Advisors to funds, funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated the Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the Fund's total expense ratio compared to the median total expense ratio after waivers of comparable funds. The Board noted that the Fund's advisory fee was lower than the peer group median advisory fee, though the Fund's total expense ratio was higher than its peer group median expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Fund, the Board noted that FAF Advisors and certain of its affiliates serve the Fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the Fund and its shareholders.

Minnesota Municipal Income Fund II 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company LLC, a Chicago-based investment firm	First American Funds Complex; twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception	Owner & Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since Inception	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Minnesota Municipal Income Fund II 2009 Annual Report

Independent Directors—concluded

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MXN's board since inception. Director of MXN since inception	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

Minnesota Municipal Income Fund II 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MXN since inception	Chief Executive Officer of FAF Advisors, Inc., Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of MXN since inception	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MXN since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MXN since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXN since February 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MXN since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MXN since December 2004; prior thereto, Assistant Secretary of MXN since inception	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since December 2004; prior thereto, Secretary of MXN since inception	Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City based law firm, from September 2005 to January 2009

*Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

Minnesota Municipal Income Fund II 2009 Annual Report

(This page intentionally left blank.)

(This page intentionally left blank.)

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of Minnesota Municipal Income Fund II
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former
Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of Minnesota Municipal Income Fund II
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II
Director of Charterhouse Group, Inc.

Victoria Herget

Director of Minnesota Municipal Income Fund II
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of Minnesota Municipal Income Fund II
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer
of William Blair & Company, LLC

Leonard Kedrowski

Director of Minnesota Municipal Income Fund II
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of Minnesota Municipal Income Fund II
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of Minnesota Municipal Income Fund II
Owner and President of Strauss Management Company

James Wade

Director of Minnesota Municipal Income Fund II
Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330
Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2009 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2009    0285-09    MXN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)       Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $23,277 in the fiscal year ended August 31, 2009 and $19,754 in the fiscal year ended August 31, 2008, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)       Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $4,433 in the fiscal year ended August 31, 2009 and $1,862 in the fiscal year ended August 31, 2008, including fees associated with the semi-annual review of fund disclosures.

(c)       Tax Fees - E&Y billed the registrant fees of $4,377 in the fiscal year ended August 31, 2009 and $10,463 in the fiscal year ended August 31, 2008 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)       All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2009 and August 31, 2008.

(e)(1)       The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•      Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•      Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•      Meet quarterly with the partner of the independent audit firm

•      Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•      Annual Fund financial statement audits

•      Seed audits (related to new product filings, as required)

•      SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•      Accounting consultations

•      Fund merger support services

•      Other accounting related matters

•      Agreed Upon Procedure Reports

•      Attestation Reports

•      Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•      Tax compliance services related to the filing or amendment of the following:

•      Federal, state and local income tax compliance, and

•      Sales and use tax compliance

•      Timely RIC qualification reviews

•      Tax distribution analysis and planning

•      Tax authority examination services

•      Tax appeals support services

•      Accounting methods studies

•      Fund merger support services

•      Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•      Management functions

•      Accounting and bookkeeping services

•      Internal audit services

•      Financial information systems design and implementation

•      Valuation services supporting the financial statements

•      Actuarial services supporting the financial statements

•      Executive recruitment

•      Expert services (e.g., litigation support)

•      Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)       All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)       The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $167,923 in the fiscal year ended August 31, 2009 and $162,488 in the fiscal year ended August 31, 2008.

(h)       The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)       The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)       Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. (“FAF Advisors”) is the investment adviser for the First American family of mutual funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies.  It is FAF Advisors’ duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies. FAF Advisors will approve a sub-adviser’s proxy voting policies, and will review these policies at least annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A.  Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.    Obtaining instructions from the affected client(s) on how to vote the proxy;

2.     Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

3.     Voting in proportion to the other shareholders;

4.     Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.     Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors’ Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.  Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors’ Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.  Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E.  Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F.  Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision.  FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

G.  Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.  Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

I.  Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors’ vote.

J.  Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•      An auditor has a financial interest in or association with the company, and is therefore not independent;

•      There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•      Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•      Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•      Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•      The tenure of the audit firm;

•      The length of rotation specified in the proposal;

•      Any significant audit-related issues at the company;

•      The number of Audit Committee meetings held each year;

•      The number of financial experts serving on the committee; and

•      Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

•      Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•      Degree to which absences were due to an unavoidable conflict;

•      Pattern of absenteeism; and

•      Other extraordinary circumstances underlying the director’s absence;

•      Sit on more than six public company boards;

•      Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

(1) RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•      The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•      The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•      The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•      The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•      The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•      The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•      At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•      The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•      The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•      The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•      The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•      The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•      The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•      The non-audit fees paid to the auditor are excessive;

•      The company receives an adverse opinion on the company’s financial statements from its auditor; or

•      There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•      There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•      The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•      The company fails to submit one-time transfers of stock options to a shareholder vote;

•      The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•      The company has backdated options (see “Options Backdating” policy);

•      The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•      Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•      presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•      serves as liaison between the chairman and the independent directors;

•      approves information sent to the board;

•      approves meeting agendas for the board;

•      approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•      has the authority to call meetings of the independent directors;

•      if requested by major shareholders, ensures that he is available for consultation and direct communication;

•      Two-thirds independent board;

•      All independent key committees;

•      Established governance guidelines;

•      A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•      The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•      Egregious compensation practices;

•      Multiple related-party transactions or other issues putting director independence at risk;

•      Corporate and/or management scandals;

•      Excessive problematic corporate governance provisions; or

•      Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•      a classified board structure;

•      a supermajority vote requirement;

•      majority vote standard for director elections with no carve out for contested elections;

•      the inability of shareholders to call special meetings;

•      the inability of shareholders to act by written consent;

•      a dual-class structure; and/or

•      a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•      Long-term financial performance of the target company relative to its industry;

•      Management’s track record;

•      Background to the proxy contest;

•      Qualifications of director nominees (both slates);

•      Strategic plan of dissident slate and quality of critique against management;

•      Likelihood that the proposed goals and objectives can be achieved (both slates);

•      Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•      The election of fewer than 50% of the directors to be elected is contested in the election;

•      One or more of the dissident’s candidates is elected;

•      Shareholders are not permitted to cumulate their votes for directors; and

•      The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•      Shareholders have approved the adoption of the plan; or

•      The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•      No lower than a 20% trigger, flip-in or flip-over;

•      A term of no more than three years;

•      No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•      Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•      the trigger (NOL pills generally have a trigger slightly below 5%);

•      the value of the NOLs;

•      the term;

•      shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•      other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•      Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•      Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•      Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•      Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•      Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•      Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

•      Reasons for reincorporation;

•      Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•      Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•      Specific reasons/ rationale for the proposed increase;

•      The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•      The board’s governance structure and practices; and

•      Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•      Specific reasons/ rationale for the proposed increase;

•      The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•      The board’s governance structure and practices; and

•      Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•      The total cost of the company’s equity plans is unreasonable;

•      The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•      The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•      The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•      The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•      The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•      Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•      Excessive perks/tax reimbursements:

•      Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•      Reimbursement of income taxes on executive perquisites or other payments;

•      Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•      Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

•      Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•      Egregious pension/SERP (supplemental executive retirement plan) payouts:

•      Inclusion of additional years of service not worked that result in significant payouts;

•      Inclusion of performance-based equity awards in the pension calculation;

•      New CEO with overly generous new hire package:

•      Excessive “make whole” provisions;

•      Any of the poor pay practices listed in this policy;

•      Excessive severance and/or change in control provisions:

•      Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•      Payments upon an executive’s termination in connection with performance failure;

•      Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•      New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

•      Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•      New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•      Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•      Dividends or dividend equivalents paid on unvested performance shares or units;

•      Poor disclosure practices:

•      Unclear explanation of how the CEO is involved in the pay setting process;

•      Retrospective performance targets and methodology not discussed;

•      Methodology for benchmarking practices and/or peer group not disclosed and explained;

•      Internal Pay Disparity:

•      Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•      Options backdating (covered in a separate policy);

•      Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•      Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•      Evaluation of peer groups used to set target pay or award opportunities;

•      Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•      Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•      Balance of fixed versus performance-driven pay;

•      Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•      Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•      Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•      Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•      Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•      Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•      No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•      Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•      Rationale for the re-pricing—was the stock price decline beyond management’s control?

•      Is this a value-for-value exchange?

•      Are surrendered stock options added back to the plan reserve?

•      Option vesting—does the new option vest immediately or is there a black-out period?

•      Term of the option—the term should remain the same as that of the replaced option;

•      Exercise price—should be set at fair market or a premium to market;

•      Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named

Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•      Rigorous stock ownership guidelines, or

•      A holding period requirement coupled with a significant long-term ownership requirement, or

•      A meaningful retention ratio,

•      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•      Whether adoption of the proposal is likely to enhance or protect shareholder value;

•      Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•      The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•      Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•      Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•      Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•      What other companies have done in response to the issue addressed in the proposal;

•      Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•      Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•      Whether the subject of the proposal is best left to the discretion of the board;

•      Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•      Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•      The company’s business and the proportion of it affected by the resolution;

•      The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•      Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•      The nature of the company’s business and the potential for reputational and market risk exposure;

•      The existing disclosure of relevant policies;

•      Deviation from established industry norms;

•      The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•      Whether the proposal focuses on specific products or geographic regions; and

•      The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•      The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•      The company’s level of disclosure is at least comparable to that of industry peers; and

•      There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•      Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•      The company’s current level of disclosure on lobbying strategy, and

•      The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•      There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•      The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•      Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•      The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•      The degree to which existing relevant policies and practices are disclosed;

•      Whether or not existing relevant policies are consistent with internationally recognized standards;

•      Whether company facilities and those of its suppliers are monitored and how;

•      Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•      Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•      Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•      The scope of the request; and

•      Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•      The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•      The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)       Douglas J. White, CFA, is primarily responsible for the day-to-day management of the registrant’s portfolio. Christopher L. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Head of Tax Exempt Fixed Income, began working in the financial industry in 1983 and joined FAF Advisors, Inc. (the “Adviser”) in 1987.

Mr. Drahn, Senior Fixed-Income Portfolio Manager, began working in the financial industry when he joined the Adviser in 1980.

(a)(2)       The following table shows, as of the fiscal year ended August 31, 2009, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Christopher L. Drahn	Registered Investment Company	14	$2.5 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$93.7 million	0	$0

Douglas J. White	Registered Investment Company	9	$2.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	5	$155.0 million	0	$0

The registrant’s portfolio managers often manage multiple accounts.  The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)       Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s Lipper industry peer group (Other States Municipal Debt Funds Category).  Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group and the maximum annual cash incentive is attained at top quartile performance versus the peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Adviser and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)   The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Christopher L. Drahn	$0
Douglas J. White	$0

(b)       Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)       The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)   Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)       Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)       Not applicable.

(b)       Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2009

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: October 29, 2009